SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 31, 2005

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12790 El Camino Real		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 10.1

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT
     On October 31, 2005, Neurocrine Biosciences, Inc. entered into an employment commencement nonstatutory stock option agreement with Dr. Christoper O’Brien. The terms of the agreement call for Dr. O’Brien to receive 55,000 stock options which will vest over a four-year period. These options were granted outside of the Company’s stockholder approved option plan in accordance with NASDAQ rules, and a copy of the option agreement has been filed as Exhibit 10.1 to this current report on Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) EXHIBIT. The following exhibit is filed herewith

Exhibit
Number	Description of Exhibit
10.1	Employment Commencement Nonstatutory Stock Option Agreement with Dr. Christopher O’Brien

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2005	NEUROCRINE BIOSCIENCES, INC.
/s/ PAUL W. HAWRAN
Paul W. Hawran
Executive Vice President and Chief Financial Officer

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